SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2005

SAVVIS COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-29375	43-1809960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 SAVVIS Parkway, Town & Country, Missouri	63017
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (314) 628-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(a) Grant of Annual Cash Bonus

On April 1, 2005, the Board of Directors of SAVVIS Communications Corporation (the “Company”) authorized the payment of annual bonus awards for the year ended December 31, 2004, to the executive officers named in the Company’s summary compensation table in the Company’s 2005 Proxy Statement (the “Named Executive Officers”). The table below reflects the annual cash bonus awarded to each of the Named Executive Officers.

Name	Bonus
Robert A. McCormick	$157,500
John M. Finlayson	$126,000
Jeffrey H. Von Deylen	$68,750
Grier C. Raclin	$62,500
James D. Mori	$56,250

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVVIS COMMUNICATIONS CORPORATION

Date: April 7, 2005	By:	/s/ JEFFREY H. VON DEYLEN
	Name:	Jeffrey H. Von Deylen
	Title:	Chief Financial Officer